AAMA Equity Fund – AMFEX

AAMA Income Fund – AMFIX

Each A SERIES OF Asset Management Fund

Supplement dated June 26, 2018

to the Statement of Additional Information dated June 19, 2017

All references in the Statement of Additional Information to Dana A. Gentile and Interested Trustee are removed.

Effective June 26, 2018, the Board of Trustees of Asset Management Fund (the “Trust”) elected C. David Bunstine as President of the Trust. Therefore, the following changes are being made to the Statement of Additional Information:

•	The last row to the table listing each Officer of the Trust on page 22 is revised as follows:

Name, Year of Birth and Address[1]	Position(s) Held with the Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	Number of Portfolios in the Trust Overseen

C. David Bunstine Year of Birth: 1965	President since 2018.	Managing Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2013 to present; Director, Citi Fund Services Ohio, Inc., from 2007 to 2013.	N/A

This Supplement and the prospectus and Statement of Additional Information dated June 19, 2017 provide the information a prospective investor ought to know before investing and should be retained for future reference.